UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 22, 2009

AMERICAN EXPRESS	AMERICAN EXPRESS	AMERICAN EXPRESS
RECEIVABLES	RECEIVABLES	RECEIVABLES
FINANCING	FINANCING	FINANCING
CORPORATION II	CORPORATION III LLC	CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact Name of Registrant as Specified in Charter)
on behalf of
American Express Credit Account Master Trust

Delaware	333-130508-03	13-3854638	Delaware	333-130508	20-0942395	Delaware	333-130508-02	20-0942445
(State or Other	(Commission File	(I.R.S.	(State or Other	(Commission File	(I.R.S.	(State or Other	(Commission	(I.R.S.
Jurisdiction of	Number)	Employer	Jurisdiction of	Number)	Employer	Jurisdiction of	File Number)	Employer
Incorporation		Identification	Incorporation or		Identification	Incorporation or		Identification
or		Number)	Organization)		Number)	Organization)		Number)
Organization)

200 Vesey Street, Room 138	4315 South 2700 West, Room 1900	4315 South 2700 West, Room 1900
Mail Stop 01-31-12	Mail Stop 02-01-50	Mail Stop 02-01-56
New York, New York 10285	Salt Lake City, Utah 84184	Salt Lake City, Utah 84184
(212) 640-2000	(801) 945-2550	(801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)
N/A	N/A	N/A
(Former Name or Former Address, if Changed Since	(Former Name or Former Address, if Changed Since Last	(Former Name or Former Address, if Changed Since
Last Report)	Report)	Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
Potential Addition of Enhancement and Election of Discount Option
     As permitted by the terms of the transaction documents, and in an effort to address the concerns of certain credit rating agencies and the recent decline in the trust excess spread due to the performance of the underlying credit card receivables, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC (together, the “Transferors) plan on taking the following actions affecting outstanding investor certificates of the American Express Credit Account Master Trust (the “Master Trust”) and outstanding notes of the related American Express Credit Account Secured Note Trusts (each, a “Secured Note Trust”):
•	Additional Enhancement through “Series D” issuances. As permitted under the terms of Section 6.03 of the Pooling and Servicing Agreement for the Master Trust (the “Agreement”), the Master Trust is expected to issue two series of investor certificates referred to as “Series 2009-D-I” and “Series 2009-D-II” that will provide credit enhancement to the outstanding series of Master Trust investor certificates in group I and group II, respectively, and the related Secured Note Trust notes, excluding the Series 2002-5 Master Trust investor certificates and the notes issued by the American Express Credit Account Secured Note Trust 2004-C (which are both scheduled to mature in July 2009). Series 2009-D-I and Series 2009-D-II will receive payments from the cash flow of the Master Trust only after payments due to all outstanding series of Master Trust investor certificates supported by Series 2009-D-I and Series 2009-D-II, including the collateral interest of each such series, have been made to the holders thereof. Series 2009-D-I and Series 2009-D-II will bear a market rate of interest.

The Transferors anticipate that the aggregate invested amount of investor certificates issued in Series 2009-D-I and Series 2009-D-II will equal (i) with respect to the outstanding series of Master Trust investor certificates issued prior to 2007, excluding Series 2002-5, approximately 4.2% of the sum of the aggregate outstanding invested amount of those Master Trust investor certificates and the corresponding portion of the invested amount of the investor certificates issued in Series 2009-D-I and Series 2009-D-II and (ii) with respect to the outstanding series of Master Trust investor certificates issued in 2007 or later, approximately 6.3% of the sum of the aggregate outstanding invested amount of those Master Trust investor certificates and the corresponding portion of the invested amount of the investor certificates issued in Series 2009-D-I and Series 2009-D-II. The Transferors anticipate that they or an affiliate will own all of the investor certificates issued in Series 2009-D-I and Series 2009-D-II and that the documents necessary to effectuate the issuance of Series 2009-D-I and Series 2009-D-II will be executed on or about June 5, 2009.

•	Discount Option Receivables. As permitted by and upon completion of the requirements set forth in Section 2.12(a) of the Agreement, on or about May 27, 2009, a portion of principal receivables arising in the Master Trust after that date is expected to be designated as

“Discount Option Receivables,” and collections on those Discount Option Receivables will be applied as finance charge collections thereafter. Applying collections of Discount Option Receivables as finance charge collections will have the effect of increasing yield (or trust excess spread rate) on assets in the Master Trust.

The “Discount Percentage” is expected to be (i) 6.00% during the June 2009 monthly period, (ii) 3.00% during the July 2009 monthly period and (iii) 2.00% starting in the August 2009 monthly period. This designation of principal receivables is expected to continue through the last day of the December 2010 monthly period, at which time it will be reduced to 0.00%. In addition, during the period from the beginning of the June 2009 monthly period to the end of the December 2010 monthly period, the Discount Percentage may be adjusted downwards based on excess spread. If the three-month moving average excess spread is greater than 12.00% for three consecutive months, then the Discount Percentage will be decreased by 1.00%. Furthermore, if the three-month moving average excess spread is greater than 12.00% for three consecutive months ending no earlier than the fifth monthly period following the first reduction date, then the Discount Percentage will be decreased by another 1.00%. The Discount Percentage shall never be reduced below 0.00%. The Transferors may modify this discounting plan before the end of the December 2010 monthly period or continue to designate new principal receivables as Discount Option Receivables after the December 2010 monthly period, in each case by making another designation pursuant to Section 2.12(a) of the Agreement.
     With respect to both the issuance of Series 2009-D-I and Series 2009-D-II and the discounting of principal receivables, confirmation that these actions will not result in the reduction or withdrawal of the current ratings on outstanding Master Trust investor certificates is required to effectuate these changes.
     Additional information regarding the actions that are proposed to be taken in respect of the Master Trust and Secured Note Trusts may be found in material to be posted on American Express Company’s Investor Relations Web site at ir.americanexpress.com.
Forward-Looking Statements
     This report includes forward-looking statements, which are subject to risks and uncertainties. Forward-looking statements contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Transferors undertake no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Transferors to obtain the necessary affirmations regarding the current ratings on outstanding Master Trust Investor Certificates and other consents of the credit rating agencies to amend the relevant documentation governing the Master Trust and the related Secured Note Trusts in order to effectuate the actions described in this report, which will affect the actual date or dates on which the actions described in this report are effectuated, if at all.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Anderson Y. Lee
	Name:	Anderson Y. Lee
	Title:	President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Catherine M. Hogan
	Name:	Catherine M. Hogan
	Title:	President

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Denise D. Roberts
	Name:	Denise D. Roberts
	Title:	President